UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2021

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA*I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07Submission of Matters to a Vote of Security Holders.

On May 18, 2021, the registrant held its 2021 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 12, 2021 through the solicitation of proxies:

1.	To elect twelve directors to serve until the 2022 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
2.	To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and
3.	To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2021.

All twelve nominees were elected to serve until the 2022 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The results of the election were as follows:

	For	Against	Abstain	Broker Non-Votes
H. Eric Bolton, Jr.	89,333,077	6,204,496	4,426,019	5,158,290
Alan B. Graf, Jr.	95,219,317	4,663,261	81,014	5,158,290
Toni Jennings	98,748,054	1,139,424	76,114	5,158,290
Edith Kelly-Green	99,656,587	234,540	72,465	5,158,290
James K. Lowder	98,316,233	1,560,093	87,266	5,158,290
Thomas H. Lowder	99,181,322	704,519	77,751	5,158,290
Monica McGurk	98,731,610	1,157,160	74,822	5,158,290
Claude B. Nielsen	93,180,691	6,704,996	77,905	5,158,290
Philip W. Norwood	97,122,688	2,762,735	78,169	5,158,290
W. Reid Sanders	98,201,718	1,672,431	89,443	5,158,290
Gary Shorb	98,170,303	1,709,838	83,451	5,158,290
David P. Stockert	98,959,463	916,562	87,567	5,158,290

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
91,964,767	7,867,243	131,582	5,158,290

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2021. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
103,894,635	1,151,109	76,138	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	May 19, 2021	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)